News

NYSE Group, Inc. | 11 Wall Street
New York, New York 10005
nyse.com

MEDIA CONTACT | Eric Ryan	INVESTOR RELATIONS CONTACT | Gary Stein
212.656.2411	212.656.2183
eryan@nyse.com	gstein@nyse.com

NYSE Group, Inc. Announces Third Quarter 2006 Financial Results

NEW YORK, October 26, 2006—NYSE Group, Inc. (NYSE: NYX) today reported net income of $68.0 million, or $0.43 per diluted share, for the three months ended September 30, 2006, a 209% increase compared to $22.0 million, or $0.19 per diluted share, for the three months ended September 30, 2005. These results are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

Third quarter 2006 results include the full quarter results from the operations of NYSE Arca, Inc. (formerly known as the Archipelago Exchange, or ArcaEx®, and the Pacific Exchange). The merger between NYSE, Inc. and Archipelago Holdings, Inc. (or “Archipelago”) was completed on March 7, 2006. Fiscal 2005 results include only the operations of NYSE, Inc., the predecessor of NYSE Group.

Included in the third quarter results are $7.7 million in merger expenses consisting of lease termination, severance and related exit costs ($5.1 million), and other professional fees incurred in connection with both the integration of the Archipelago businesses and the contemplated merger with Euronext N.V. ($2.6 million). Also included in the third quarter results is a $7.2 million gain for a one-time payment received from the National Securities Clearing Corporation and Fixed Income Clearing Corporation in connection with the previously announced phase out of their service agreement with SIAC, a subsidiary of NYSE Group.

On a non-GAAP basis, giving effect to the Archipelago transaction as if it occurred at the beginning of the earliest period presented, and excluding the above merger expenses, exit costs and one-time gain, the net income of NYSE Group for the three months ended September 30, 2006 would have been $68.2 million, or $0.43 per diluted share, a $38.6 million or 130% increase as compared to net income, on a non-GAAP basis, of $29.6 million, or $0.18 per diluted share, for the three months ended September 30, 2005. A full reconciliation of these non-GAAP results is included in the attached tables.

“NYSE Group’s financial results reflect our continued focus on expanding our operating margins, and delivering sustained revenue and overall business growth,” said Nelson Chai, NYSE Group Executive Vice President and Chief Financial Officer. “We remain focused on reducing costs, increasing efficiencies and driving towards the completion of the merger with Euronext. These directives are clearly reflected in our quarterly financial results and business highlights.”

“This quarter’s introduction of NYSE Arca Options coupled with our double-digit growth in trading volumes in all product areas, strategic pricing initiatives and comprehensive order execution platforms, such as the recently-implemented Hybrid Market SM, ensure that NYSE Group is well positioned to maintain its standing as a leading global market and a significant competitive force in the marketplace.”

Other Financial Highlights

•
Excluding the effect of activity assessment fees and Section 31 fees, the pre-tax margin of NYSE Group on a non-GAAP basis was 26.2% of total revenues for the three months ended September 30, 2006 as compared to 13.2% of total revenues for the three months ended September 30, 2005.

•
As of September 30, 2006, NYSE Group had $842.3 million of cash, cash equivalents, investment and other securities (including $64.6 million related to Section 31 fees collected from market participants and due to the Securities and Exchange Commission) and no debt obligation.

Third Quarter Business Highlights

•	The total number of NYSE listed issuers at September 30, 2006 rose to 2,704 compared to 2,697 at June 30, 2006 and 2,639 at September 30, 2005.

•
For the nine months ended September 30, 2006, the NYSE added 127 new issuer listings (72 operating companies, 13 closed-end funds, and 42 exchange-traded funds or ETFs), 19 of which were non-U.S. listings. Trading in non-U.S. companies represented 11.6% of the overall NYSE volume, up from 9.9% in the same period a year ago.

•
For the three months ended September 30, 2006 compared to the same period a year ago, NYSE Group has recorded increased average daily volumes across all categories of securities, including handled volume increases of 11% in NYSE listed issues, 37% in NYSE Arca and Amex listed issues, 27% in Nasdaq listed issues, 61% in ETFs, and 40% in equity options contracts.

•
For the three months ended September 30, 2006, NYSE Group handled 111.6 billion shares of NYSE listed issues, or 72.4% of the trading in NYSE listed issues, versus 124.0 billion shares, or 76.3%, and 102.5 billion shares, or 80.0%, for the three months ended June 30, 2006 and September 30, 2005, respectively.

•
NYSE Group’s share of trading in NYSE Arca and Amex listed issues increased to 38.4% for the three months ended September 30, 2006 compared to 34.4% for the three months ended June 30, 2006 and 32.7% for the three months ended September 30, 2005.

•
NYSE Group’s share of trading in Nasdaq listed issues increased to 25.5% for the three months ended September 30, 2006 compared to 25.2% for the three months ended June 30, 2006 and 22.8% for the three months ended September 30, 2005.

•
NYSE Group’s share of trading in ETFs increased to 43.5% for the three months ended September 30, 2006 compared to 42.9% for the three months ended June 30, 2006 and 38.4% for the three months ended September 30, 2005.

•
NYSE Group’s share of trading in equity options contracts increased to 10.3% for the three months ended September 30, 2006 compared to 9.4% for the three months ended June 30, 2006 and 9.6% for the three months ended September 30, 2005.

•	August 7, 2006 marked the launch of NYSE Arca Options, a new automated trading system for equity options offering immediate, cost-effective electronic order execution in nearly 2,000 options.

•
The NYSE began full Phase III implementation of the Hybrid Market SM on October 6, 2006 in two stocks: American Express (AX) and Equity Office Properties Trust (EOP). Currently, Phase III incorporates 91 listed securities with complete rollout of all NYSE listed securities anticipated to conclude in December 2006.

•
As a significant step towards completion of the merger with Euronext, NYSE Euronext, Inc. filed with the Securities and Exchange Commission a Form S-4 Registration Statement on September 21, 2006 related to the proposed merger of NYSE Group, Inc. and Euronext N.V.

•
In the third quarter of 2006, NYSE Group added to the suite of trading services for its customers with the acquisition of MatchPoint Trading, a financial services technology company specializing in call market portfolio trading and technologies, and the purchase of a stake in Marco Polo Network, a leading electronic platform allowing global investors to trade equities and derivatives listed on emerging market exchanges.

•
In the first nine months of 2006, NYSE Group continued its success in listings with a number of sizeable IPOs, such as Mastercard, J. Crew, New Oriental Education, Mindray Medical and WNS Holdings, and 15 transfers from other markets year-to-date. The NYSE also welcomed its 143rd Nasdaq domestic transfer to the NYSE since 2000.

•	On September 29, 2006, NYSE Arca celebrated its newest listings with the transfers of Evergreen Energy Inc. (EEE) and BFC Financial Group (BFF) from Amex and Nasdaq, respectively.

•
In the third quarter of 2006, NYSE Group listed 6 ETFs and NYSE Arca announced the October 20th listing of its first primary ETFs, 15 iShares® transfers from Amex. Including these listings, the NYSE Group currently has 131 primary ETF listings.

•
In addition to the August 1, 2006 implementation of new fees for trading NYSE-listed shares on the NYSE, NYSE Group announced several additional fee changes for trading NYSE-listed securities in the third quarter of 2006.

•
The NYSE Composite Index (NYA) continued to outperform other broad based indexes through the first nine months of 2006, up 8.5% as compared to 8.2% for the DJIA, 6.6% for the S&P 500, and 2.4% for the Nasdaq Composite.

To supplement NYSE Group's consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, NYSE Group uses non-GAAP financial measures of operating performance. A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) present the effects of certain merger expenses, exit costs, and settlement gain and (ii) improve overall understanding of NYSE Group's current financial performance and its prospects for the future. Specifically, NYSE Group believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures for reviewing financial results and evaluating financial performance.

About NYSE Group, Inc.
NYSE Group, Inc. (NYSE: NYX) operates two securities exchanges: the New York Stock Exchange LLC (the “NYSE”) and NYSE Arca, Inc. (formerly known as the Archipelago Exchange, or ArcaEx®, and the Pacific Exchange). NYSE Group is a leading provider of securities listing, trading and market data products and services. In the third quarter of 2006, on an average trading day, 2.2 billion shares, valued at $80.1 billion, were traded on the exchanges of the NYSE Group.

The NYSE is the world’s largest and most liquid cash equities exchange. The NYSE provides a reliable, orderly, liquid and efficient marketplace where investors buy and sell listed companies’ common stock and other securities. On September 30, 2006, the operating companies listed on the NYSE represented a total global market capitalization of $23.1 trillion.

NYSE Arca operates NYSE Arca, Inc., the first open, all-electronic stock exchange in the United States, and has a leading position in trading exchange-traded funds and exchange-listed securities. NYSE Arca, Inc. is also an exchange for trading equity options. NYSE Arca’s trading platforms provide customers with fast electronic execution and open, direct and anonymous market access.

NYSE Regulation, an independent not-for-profit subsidiary, regulates member organizations through the enforcement of marketplace rules and federal securities laws. NYSE Regulation also ensures that companies listed on the NYSE and NYSE Arca meet their financial and corporate governance listing standards.

For more information on NYSE Group, go to: www.nyse.com. Information contained on our website does not constitute a part of the prospectus relating to the proposed offering.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on NYSE Group’s current expectations and involve risks and uncertainties that could cause NYSE Group’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Actual results may differ materially from those expressed or implied in the forward-looking statements. Factors that could cause NYSE Group’s results to differ materially from current expectations include, but are not limited to: NYSE Group’s ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk and U.S. and global competition, and other factors detailed in NYSE Group’s Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by NYSE Group that the projections will prove to be correct. We undertake no obligation to release any revisions to any forward-looking statements.

NYSE Group, Inc.
Condensed consolidated statements of income in accordance with GAAP (unaudited)
(in thousands, except per share data)

	Three months ended September 30,				Nine months ended September 30,
	2006	2005			2006	2005

Revenues
Activity assessment fees	$163,408	$198,660			$492,383	$433,373
Transaction	179,979	32,633			454,139	108,392
Listing	89,019	85,428			266,255	256,888
Market data	57,510	42,989			166,115	133,429
Data processing	27,697	44,098			108,969	136,764
Regulatory	50,136	34,437			135,300	96,671
Licensing, facility and other	35,188	14,158			94,252	42,197
Total revenues	602,937	452,403			1,717,413	1,207,714
Section 31 fees	(163,408)	(198,660)			(492,383)	(433,373)
Merger expenses and related exit costs	(7,701)	-			(21,038)	-
Compensation	(130,211)	(124,831)			(436,840)	(381,845)
Liquidity payments	(66,173)	-			(159,964)	-
Routing and clearing fees	(20,084)	-			(49,687)	-
Systems and communications	(30,382)	(28,951)			(90,966)	(92,746)
Professional services	(28,333)	(29,275)			(85,527)	(90,326)
Depreciation and amortization	(35,120)	(25,903)			(99,360)	(78,522)
Occupancy	(22,872)	(17,649)			(62,936)	(51,588)
Marketing and other	(23,922)	(14,497)			(70,246)	(46,255)
Regulatory fine income	10,680	10,896			33,841	32,872
Operating income	85,411	23,533			182,307	65,931
Investment and other income, net	29,433	13,366			63,271	36,558
Gain on sale of equity investment	-	-			20,925	-
Income before income tax provision and
minority interest	114,844	36,899			266,503	102,489
Income tax provision	(46,252)	(14,064)			(104,517)	(40,288)
Minority interest	(627)	(835)			(2,500)	(1,195)
Net income	$67,965	$22,000			$159,486	$61,006

Basic earnings per share	$0.43	$0.19			$1.09	$0.53
Diluted earnings per share	$0.43	$0.19			$1.08	$0.53

Basic weighted average shares outstanding	156,481	115,699	[a	]	146,645	115,699	[a	]
Diluted weighted average shares outstanding	157,460	115,699	[a	]	147,742	115,699	[a	]

[a] Adjusted to reflect the merger with Archipelago on March 7, 2006 giving retroactive effect to the issuance of shares to former NYSE members.

NYSE Group, Inc.
Condensed consolidated statements of income including non-GAAP financial measures (unaudited)
(in thousands, except per share data)

We use non-GAAP financial measures of operating performance. Non-GAAP measures do not replace and are not superior the presentation of our GAAP financial results but are provided to improve overall understanding of our current financial performance and our prospects for the future.

	Three months ended September 30, 2006
	GAAP	Adjustments			Non-GAAP

Revenues
Activity assessment fees	$163,408	$-			$163,408
Transaction	179,979	-			179,979
Listing	89,019	-			89,019
Market data	57,510	-			57,510
Data processing	27,697	-			27,697
Regulatory	50,136	-			50,136
Licensing, facility and other	35,188	-			35,188
Total revenues	602,937	-			602,937
Section 31 fees	(163,408)	-			(163,408)
Merger expenses and related exit costs	(7,701)	7,701	[a	]	-
Compensation	(130,211)	-			(130,211)
Liquidity payments	(66,173)	-			(66,173)
Routing and clearing fees	(20,084)	-			(20,084)
Systems and communications	(30,382)	-			(30,382)
Professional services	(28,333)	-			(28,333)
Depreciation and amortization	(35,120)				(35,120)
Occupancy	(22,872)	-			(22,872)
Marketing and other	(23,922)	-			(23,922)
Regulatory fine income	10,680				10,680
Operating income	85,411	7,701			93,112
Investment and other income, net	29,433	(7,215)	[b	]	22,218
Income before income tax provision and
minority interest	114,844	486			115,330
Income tax provision	(46,252)	(197)	[c	]	(46,449)
Minority interest	(627)	-			(627)
Net income	$67,965	$289			$68,254

Basic earnings per share					$0.44
Diluted earnings per share					$0.43

Basic weighted average shares outstanding					156,481
Diluted weighted average shares outstanding					157,460

[a] To eliminate merger expenses and related exit costs as they represent nonrecurring charges directly attributable to either the merger of the NYSE and Archipelago or the announced merger with NYSE Group and Euronext N.V.

[b] To reverse the one-time gain recorded in connection with the phase out of NSCC and FICC's service agreement with SIAC.

[c]To adjust the income tax provision for the effect of the non-GAAP adjustment based upon a combined income tax rate of 40.5%.

NYSE Group, Inc.
Condensed consolidated statements of income including non-GAAP financial measures (unaudited)
(in thousands, except per share data)

We use non-GAAP financial measures of operating performance. Non-GAAP measures do not replace and are not superior the presentation of our GAAP financial results but are provided to improve overall understanding of our current financial performance and our prospects for the future.

	Three months ended September 30, [a]
	2006	2005

Revenues
Activity assessment fees	$163,408	$241,959
Transaction	179,979	141,191
Listing	89,019	85,563
Market data	57,510	58,916
Data processing	27,697	44,098
Regulatory	50,136	37,235
Licensing, facility and other	35,188	15,833
Total revenues	602,937	624,795
Section 31 fees	(163,408)	(241,959)
Compensation	(130,211)	(143,792)
Liquidity payments	(66,173)	(49,457)
Routing and clearing fees	(20,084)	(16,268)
Systems and communications	(30,382)	(36,189)
Professional services	(28,333)	(30,861)
Depreciation and amortization	(35,120)	(36,200)
Occupancy	(22,872)	(20,604)
Marketing and other	(23,922)	(24,394)
Regulatory fine income	10,680	10,896
Operating income	93,112	35,967
Investment and other income, net	22,218	14,738
Income before income tax provision and
minority interest	115,330	50,705
Income tax provision	(46,449)	(20,265)
Minority interest	(627)	(835)
Net income	$68,254	$29,605
Basic earnings per share	$0.44	$0.18
Diluted earnings per share	$0.43	$0.18

Basic weighted average shares outstanding	156,481	161,260	[b	]
Diluted weighted average shares outstanding	157,460	162,346	[b	]

[a]	The results of operations of NYSE Group, Inc. are presented as if the following transactions had been completed at the beginning of the earliest period presented:

1. The acquisition of PCX Holdings and subsidiaries by Archipelago,
2. The disposition of Wave Securities by Archipelago, and
3. The merger between Archipelago and NYSE.

In addition, merger expenses and related exit costs of $7,701 and $5,525 have been eliminated from the results of operations for the three months ended September 30, 2006 and 2005, respectively, as they represent nonrecurring charges directly attributable to either the merger of the NYSE and Archipelago or the announced merger of NYSE Group and Euronext N.V.

[b]	Adjusted to reflect the merger with Archipelago on March 7, 2006 giving retroactive effect to the issuance of shares to former NYSE members.

NYSE Group, Inc.
Condensed Consolidated Statements of Financial Condition
(in thousands)

	September 30,	December 31,
	2006	2005
	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$255,604	$43,492
Investment and other securities	586,646	1,108,479
Accounts receivable, net	284,133	184,185
Deferred income taxes	89,847	91,919
Other current assets	43,224	36,142
Total current assets	1,259,454	1,464,217

Property and equipment, net	393,000	343,534
Goodwill	535,790	-
Other intangible assets, net	582,984	-
Deferred income taxes	344,009	290,145
Other assets	104,925	106,249
Total assets	$3,220,162	$2,204,145

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued expenses	$344,793	$322,263
Section 31 fees payable	64,600	232,146
Deferred revenue	174,320	105,313
Deferred income taxes	50,751	25,238
Total current liabilities	634,464	684,960

Accrued employee benefits	332,638	323,373
Deferred revenue	320,971	329,197
Deferred income taxes	267,440	9,289
Other liabilities	23,395	23,037
Total liabilities	1,578,908	1,369,856

Minority interest	38,092	35,164

Stockholders' equity	1,603,162	799,125

Total liabilities and stockholders' equity	$3,220,162	$2,204,145

NYSE Group, Inc. Selected Statistical Data (shares and contracts in millions)

	Three Months Ended			Nine Months Ended
	September 30, 2006	June 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
	(unaudited)
NYSE Company listings(1):
NYSE listed issuers(2)	2,704	2,697	2,639	2,704	2,639
Number of new issuer listings(3)	29	24	35	82	108
NYSE Listed Issues (4):
NYSE Group Matched Volume (5)	108,826	121,582	100,820	344,061	304,779
NYSE Group Handled Volume (6)	111,584	124,024	102,543	351,297	309,549
Total NYSE Listed Consolidated Volume	154,161	162,452	128,248	467,454	381,186
NYSE Group Share of Total Consolidated Volume:
Matched Volume (5)	70.6%	74.8%	78.6%	73.6%	80.0%
Handled Volume (6)	72.4%	76.3%	80.0%	75.2%	81.2%
NYSE Arca and Amex Listed Issues:
NYSE Group Matched Volume (5)	6,873	7,843	5,083	20,731	13,423
NYSE Group Handled Volume (6)	7,939	9,069	5,906	23,925	15,468
Total NYSE Arca and Amex Listed Consolidated Volume	20,663	26,366	18,076	67,883	50,340
NYSE Group Share of Total Consolidated Volume:
Matched Volume (5)	33.3%	29.7%	28.1%	30.5%	26.7%
Handled Volume (6)	38.4%	34.4%	32.7%	35.2%	30.7%
Nasdaq Listed Issues:
NYSE Group Matched Volume (5)	24,700	27,844	19,115	76,781	62,572
NYSE Group Handled Volume (6)	30,022	33,974	23,958	94,068	78,618
Total Nasdaq Listed Consolidated Volume	117,785	134,959	104,898	383,437	339,162
NYSE Group Share of Total Consolidated Volume:
Matched Volume (5)	21.0%	20.6%	18.2%	20.0%	18.4%
Handled Volume (6)	25.5%	25.2%	22.8%	24.5%	23.2%
Exchange-Traded Funds (4),(7):
NYSE Group Matched Volume (5)	9,663	11,078	6,041	29,294	16,807
NYSE Group Handled Volume (6)	10,794	12,253	6,816	32,617	18,824
Total ETF Consolidated Volume	24,819	28,590	17,743	75,779	52,579
NYSE Group Share of Total Consolidated Volume:
Matched Volume (5)	38.9%	38.7%	34.0%	38.7%	32.0%
Handled Volume (6)	43.5%	42.9%	38.4%	43.0%	35.8%
Equity Options (8):
NYSE Group Options Contracts	44.0	44.2	32.0	136.7	98.3
Total Consolidated Options Contracts	429.4	470.0	333.0	1,345.8	966.7
NYSE Group Share of Total	10.3%	9.4%	9.6%	10.2%	10.2%
Market Information: (9)
Tape A share of trades (%)	82.0%	86.1%	89.8%	85.0%	91.1%
Tape B share of trades (%)	35.2%	33.7%	47.4%	37.2%	47.9%
Tape C share of trades and shares (%)	24.5%	24.2%	21.3%	23.5%	21.1%
Professional subscribers	417,642	417,329	415,138	417,642	415,138
Regulatory Fees:
Gross FOCUS revenues ($ billions) (10)	77.6	66.1	49.2	204.8	134.0
Data Processing Fees:
% SIAC revenues from customers other than NYSE	35.7%	43.5%	43.6%	42.3%	43.2%
Operating Expenses:
Headcount (including SIAC employees)	2,914	3,010	3,389	2,914	3,389

(1)	Number does not include issuers listed on NYSE Arca. There were 12 operating companies exclusively listed on NYSE Arca as of September 30, 2006.

(2)	Number of listed operating companies, closed-end funds and ETFs as of period end.

(3)	Includes initial public offerings, quotations and transfers from other markets of common equity securities.

(4)	Includes all NYSE Group Crossing Sessions 1, 2, 3 and 4.

(5)	Represents the total number of shares of equity securities and exchange-traded funds (ETFs) executed on the NYSE Group's exchanges.

(6)
Represents the total number of shares of equity securities and ETFs internally matched on the NYSE Group's exchanges or routed to and executed at an external market center. NYSE Arca routing includes odd-lots.

(7)	Data included in previously identified categories.

(8)	Includes trading in U.S. equity options contracts, not equity-index options.

(9)
Represents the NYSE Group share of qualifying trades for Tapes A and B reported by the NYSE Group to the consolidated tape, as compared to the total number of qualifying trades for Tapes A and B reported to the consolidated tape by all other participating market centers. NYSE Group share of Tape C represents the average of: (i) the share of qualifying trades for Tape C reported by the NYSE Group to the consolidated tape, as compared to the total number of qualifying trades for Tape C reported to the consolidated tape by all other participating market centers; and (ii) the share of qualifying share volume for Tape C reported by the NYSE Group to the consolidated tape, as compared to the total qualifying share volume for Tape C reported by all other participating market centers. The consolidated tape refers to the collection of market data that multiple markets make available on a consolidated basis.

(10)
Gross FOCUS revenues represent revenues generated by member broker-dealers as reported on their "FOCUS" report (a report that is required to be filed with the SEC). A member broker-dealer's regulatory fee is based on the revenues reported. The NYSE records revenue on a six-month lag; the data is provided on this basis.